SPECTRA FUND

    SUPPLEMENT DATED MAY 18, 1998 TO THE PROSPECTUS DATED FEBRUARY 27, 1998

     The first paragraph of the section of the Prospectus entitled "Portfolio Managers" is revised to read as follows:

     David D. Alger and David Hyun are primarily responsible for the day-to-day management of the Fund. Mr. Alger has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995. Mr. Hyun has been employed by Alger Management since 1991 as an Analyst until 1998 and as a Portfolio Manager since 1998.